Execution Version

AMENDMENT NO. 3
AMENDMENT NO. 3, dated as of October 20, 2017 (this “Amendment”), to the Credit Agreement, dated as of April 1, 2015 (as amended by the Incremental Amendment Agreement No. 1 dated as of September 1, 2015 and Amendment No. 2 dated as of February 8, 2017 and as further supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 11.1 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Required Lenders;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments.
Effective as of the Amendment No. 3 Effective Date, the Credit Agreement is hereby amended by amending and restating the lead-in to Section 8.4 as follows:
“Section 8.4    Asset Sales. Neither the Borrower nor any Restricted Subsidiary shall Sell any of its property (other than cash) and no Restricted Subsidiary shall issue shares of its own Stock, except for the following:”
Section 2.    Conditions to Effectiveness.
This Amendment shall become effective on the date on which the Administrative Agent receives executed counterparts of this Amendment from the Administrative Agent, the Borrower and the Required Lenders, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals).
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date and such notice shall be conclusive and binding.
Section 3.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented and invoiced out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable, documented and invoiced fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

Section 4.    Execution in Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in different counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. This Amendment shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier, .pdf or other electronic means shall be effective as delivery of an original executed counterpart of this Amendment.
Section 5.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK). The jurisdiction and waiver of right to trial by jury provisions in Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 6.    Headings.
The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 7.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document. The parties hereto hereby consent to the Amendment upon the terms set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 3 Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TOWNSQUARE MEDIA, INC.,
as Borrower

By: /s/ Christopher Kitchen
Name: Christopher Kitchen
Title: Executive Vice President and General Counsel

[SIGNATURE PAGE TO AMENDMENT NO. 3]

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

________________________________________,
as a Lender (type name of the legal entity)
By:
Name:
Title:
If a second signature is necessary:
By:
Name:
Title: